EXHIBIT 10.2

AMENDMENT NO. 17

Dated as of November 22, 2004

THIS AMENDMENT NO. 17 (this “Amendment”) is entered into as of November 22, 2004 by and among EDUCATION FUNDING RESOURCES, LLC, (the “Issuer”), EDUCATION LENDING SERVICES, INC. (the “Master Servicer”), CRC FUNDING, LLC, CAFCO, LLC and CHARTA, LLC (each a “Tranche A Conduit Lender”), certain of the financial institutions party to the “Indenture” (as defined below) from time to time as “Tranche A Committed Lenders” (together with the Tranche A Conduit Lenders, the “Tranche A Lenders”), CITICORP NORTH AMERICA, INC., as agent for the Lenders (the “Agent”), THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION, as indenture trustee (the “Indenture Trustee”) and FIFTH THIRD BANK, as eligible lender trustee (the “Eligible Lender Trustee”). Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Indenture.

PRELIMINARY STATEMENTS

WHEREAS, the Issuer, the Master Servicer, the Tranche A Lenders, the other financial institutions from time to time party thereto as “Lenders” (together with the Tranche A Lenders, the “Lenders”), the Agent, the Indenture Trustee and the Eligible Lender Trustee are parties to that certain Indenture dated as of October 18, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”);

WHEREAS, the Issuer has requested that the Tranche A Lenders and the Agent amend the Indenture and the Tranche A Lenders and the Agent have agreed to amend the Indenture on the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows

SECTION 1. Amendments to the Indenture. Effective as of the “Amendment Effective Date” (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 below:

(a) The definition of “Program Limit” contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

“Program Limit” means (i) for the period from (and including) November 22, 2004 to (but excluding) the earlier of (A) March 21, 2005 or (B) such date requested by the Issuer and agreed to in writing by the Agent, an amount equal to $1,000,000,000 and (ii) otherwise, an amount equal to $750,000,000.

(b) The definition of “Schedule of Commitments” contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

“Schedule of Commitments” means Schedule I to Amendment No. 17, dated as of November 22, 2004, to the Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

SECTION 2. Amendment Effective Date. This Amendment shall become effective, as of the date first above written (the “Amendment Effective Date”), upon receipt by the Agent of (i) a signature page duly executed by each of the Issuer, the Master Servicer, the Tranche A Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee, (ii) a certificate of an authorized officer of the Issuer certifying resolutions of the Issuer authorizing this Amendment, (iii) a certificate of an authorized officer of the Master Servicer certifying resolutions of the Master Servicer authorizing this Amendment, and (iv) the fees payable to the Agent pursuant to a letter dated certain letter agreement dated as of the date hereof between the Issuer and the Agent.

SECTION 3. Covenants, Representations and Warranties of the Issuer and the Master Servicer.

(a) Upon the effectiveness of this Amendment, the Issuer and the Master Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Indenture and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Amendment Effective Date.

(b) As of the Amendment Effective Date, each of the Issuer and the Master Servicer represents and warrants to the Lenders and the Agent that:

(1) the representations and warranties made by it in the Indenture are true and correct with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date);

(2) after giving effect to the amendments and waivers contained herein, no Unmatured Event of Termination or Event of Termination exists or will result from the execution of this Amendment;

(3) no event or circumstance has occurred since October 18, 2002 that has resulted, or could reasonably be expected to result in a Material Adverse Change;

(4) each of the Indenture and this Amendment has been duly authorized by proper corporate proceedings of the Issuer and the Master Servicer and constitutes the legal, valid and binding obligation of the Issuer and the Master Servicer enforceable against the Issuer and the Master Servicer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies; and

(5) this Amendment does not affect the enforceability of the Indenture against the Issuer or the Master Servicer, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies.

SECTION 4. Effect on the Indenture.

(a) On and after the Amendment Effective Date, each reference in the Indenture to “this Indenture”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and all references to the Indenture in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Indenture as amended hereby. The Indenture and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Indenture or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

(c) Each party hereto agrees and acknowledges that this Amendment constitutes a “Transaction Document” under and as defined in the Indenture.

(d) Issuer hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Indenture and each of the other Transaction Documents and Issuer and the Eligible Lender Trustee hereby ratify and reaffirm the grant of liens and security interests under the Indenture and confirm that such liens and security interests continue to secure the obligations under the Indenture and other Transaction Documents, including, without limitation, all additional obligations resulting from or incurred pursuant to the Indenture, as amended hereby.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the Issuer, the Master Servicer, the Lenders, the Agent, the Indenture Trustee, the Eligible Lender Trustee and their respective successors and assigns.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 9. Agent’s Expenses. The Issuer agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, legal fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

SECTION 10. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

SECTION 11. No Course of Dealing. The Agent and the Tranche A Lenders have entered into this Amendment on the express understanding with the Issuer and the Master Servicer that in entering into this Amendment the Agent and the Tranche A Lenders are not establishing any course of dealing with the Issuer or the Master Servicer. The Agent’s and the Tranche A Lenders’ rights to require strict performance with all of the terms and conditions of the Indenture and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Tranche A Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Tranche A Lenders may require the payment of fees in connection therewith.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

EDUCATION FUNDING RESOURCES, LLC,
as Issuer

By:	/s/ Perry D. Moore
Name:	Perry D. Moore
Title:	EVP Finance

EDUCATION LENDING SERVICES, INC.,
as Master Servicer

By:	/s/ Perry D. Moore
Name:	Perry D. Moore
Title:	EVP Finance

Amendment No. 17 to Indenture

CRC FUNDING, LLC (as successor to CORPORATE RECEIVABLES CORPORATION), as a Conduit Lender

By:	CITICORP NORTH AMERICA, INC.,
its attorney-in-fact

By:	/s/ Roger W. Saylor
Name:	Roger W. Saylor
Title:	Director and Vice President

CAFCO, LLC (as successor to CORPORATE ASSET FUNDING COMPANY, INC.), as a Conduit Lender

By:	CITICORP NORTH AMERICA, INC.,
its attorney-in-fact

By:	/s/ Roger W. Saylor
Name:	Roger W. Saylor
Title:	Director and Vice President

CHARTA, LLC,
as a Conduit Lender

By:	CITICORP NORTH AMERICA, INC.,
its attorney-in-fact

By:	/s/ Roger W. Saylor
Name:	Roger W. Saylor
Title:	Director and Vice President

Amendment No. 17 to Indenture

CITIBANK, N.A.,
as a Committed Lender with respect to CRC
Funding, LLC

By:	/s/ Roger W. Saylor
Name:	Roger W. Saylor
Title:	Director and Vice President

CITIBANK, N.A.,
as a Committed Lender with respect to CAFCO, LLC

By:	/s/ Roger W. Saylor
Name:	Roger W. Saylor
Title:	Director and Vice President

CITIBANK, N.A.,
as a Committed Lender with respect to CHARTA, LLC

By:	/s/ Roger W. Saylor
Name:	Roger W. Saylor
Title:	Director and Vice President

Amendment No. 17 to Indenture

CITICORP NORTH AMERICA, INC.,
as Agent

By:	/s/ Roger W. Saylor
Name:	Roger W. Saylor
Title:	Director and Vice President

FIFTH THIRD BANK,
as Eligible Lender Trustee

By:	/s/ Craig W. Tuley
Name:	Craig W. Tuley
Title:	Vice President

THE BANK OF NEW YORK TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee

By:	/s/ Sally R. Tokich
Name:	Sally R. Tokich
Title:	Assistant Vice President

Amendment No. 17 to Indenture